Exhibit 10.5

DEED OF TRUST ON

SUBSURFACE RIGHTS

THIS DEED OF TRUST is made this       day of February, 2007, by and among Wastech of West Virginia, Inc., a West Virginia corporation (hereinafter called “GRANTOR”), and Raymond G. Dodson, as Trustee, who resides in Kanawha County, West Virginia (hereinafter called “Trustee”), and H.M. FLOOD BUSINESS TRUST LTD. (“Flood Trust”), a West Virginia business trust, and Wastech, Inc. (“Wastech”), an Oklahoma corporation.  Flood Trust and Wastech are collectively referred to as “Secured Parties.”  The Secured Parties are each the holders of notes executed by GRANTOR, payment of which is controlled and governed by that certain “Intercreditor Agreement” dated December 22, 2006 by and between the Flood Trust and Wastech (the “Intercreditor Agreement”), as well as that “Shareholders’ Agreement of Wastech of West Virginia, Inc.” dated December 22, 2006 by and among the Flood Trust, Wastech and GRANTOR (the “Shareholders’ Agreement”).  The address of Flood Trust is 5809 Raven Drive, Charleston, West Virginia 25306, and the address of Wastech is 3 Broad Street, Suite 3-A, Charleston, South Carolina 29401.

Notice of sale and any other notice required by law to be served upon GRANTOR may be served upon GRANTOR by mail addressed to 3 Broad Street, Suite 3-A, Charleston, South Carolina 29401, attention Richard D. Tuorto, Sr., or such other address given to the Secured Parties or their agents or assignees in writing by GRANTOR subsequent to the execution and delivery of this Deed of Trust.

WITNESSETH:  That for and in consideration of Ten Dollars ($10.00), cash in hand paid, and also in consideration of the indebtedness hereinafter described, the receipt and sufficiency of all of which are hereby acknowledged, GRANTOR does hereby grant and convey unto said Trustee, all of that certain real and personal Property identified as approximately 44,000 acres of subsurface coal, coal bed methane and all other mineral rights in various counties in West Virginia as set out more particularly in Exhibit A attached hereto (collectively referred to as the “Property”), IN TRUST to secure the performance of the covenants herein contained and to secure the payment and performance of the GRANTOR of the following obligations: 1) a  promissory note executed by GRANTOR to Flood Trust in the original principal amount of $1,025,728.00, 2) a promissory note executed by GRANTOR to Wastech in the original principal amount of $1,211,500.00, 3) all interest accruing under the aforementioned notes, 4) all amounts due the Secured Parties under the Shareholders’ Agreement, 5) any costs, expenses or other sums advanced by the Secured Parties for taxes, insurance premiums, maintenance, repair, or otherwise, including interest thereon, which the Secured Parties may advance pursuant to and in accordance with the terms of this Deed of Trust, 6) all other costs and expenses of the Secured Parties, including attorneys' fees and costs incurred by the Secured Party in enforcing the obligations of the GRANTOR under the aforementioned notes, the Shareholders’ Agreement or this Deed of Trust, and 7) any continuation, modification, extension, renewal or refinancing of the aforesaid indebtedness, however changed in form, manner or amount (collectively, the “Indebtedness”).  Any costs and expenses and receipts and disbursements made or received pursuant to the terms herein shall be governed by the Intercreditor Agreement executed by the Flood Trust and Wastech, a copy of which is attached hereto as Exhibit B.

The GRANTOR covenants and agrees with the Trustee and the Secured Parties, or the holders of part or all of the Indebtedness secured hereby (if not the Secured Parties), and each of them, as follows:

1.

That it will promptly pay all taxes, charges and assessments lawfully levied against the Property, except such as shall have been paid by Secured Parties pursuant to paragraph 2 hereof, and upon demand will furnish to Secured Parties evidence of such payment and upon its failure so to do, then the Trustee herein, or the Secured Parties may, but shall not be required to, pay the same or any part thereof remaining unpaid, and any amounts so paid shall bear interest at the maximum rate then permitted by law, but not to exceed the rate set forth in the notes secured hereby from the date of such payment, shall be repayable on demand and shall be secured by this Deed of Trust.

2.

That it will at the election of the Secured Parties, which election may be exercised at any time, pay monthly, in addition to the payments required hereunder by virtue of said Notes, an additional amount estimated by the Secured Parties to be sufficient to enable the Secured Parties at their election to pay, as they become due, taxes, assessments and similar charges upon the Property as designated by the Secured Parties, and premiums for any insurance required by the Secured Parties in connection with the Indebtedness secured hereby.  Any default under this paragraph shall be deemed a default in payment of taxes, assessments, or similar charges required hereunder.  Any amount paid by the Secured Parties, at their election, for such taxes, insurance, assessments and similar charges in excess of the funds available from GRANTOR’s payments therefor plus interest on such amount at the legal rate, but not to exceed the rate set forth in the notes secured hereby, from the date of such payment shall be repayable upon demand and shall be secured by this Deed of Trust.

3.

That it will not sell or transfer the Property or any part thereof or any legal or equitable interest therein in any manner whatsoever, whether by deed, sales contract, lease or any other instrument, to any person, firm, entity or corporation without the consent in writing of the Secured Parties.

4.

That it will keep the improvements on the Property insured in a good and solvent company or companies, acceptable to Secured Parties, authorized to lawfully transact business in the State of West Virginia, against loss or damage by fire, and, if required by the Secured Parties, against flooding or water damage and malicious mischief, with extended coverage and in such form and amount as may be required by the Secured Parties (unless otherwise specified by the Secured Parties, such amount, without coinsurance, shall be not less than the Indebtedness secured hereby) with Standard Mortgage Clause attached for the benefit of the Secured Parties as the interest of such Secured Parties may appear, together with the public liability insurance in such amount as Secured Parties may reasonably require and, upon the failure of said GRANTOR to procure such insurance, or to pay the premiums thereof when procured, then the Trustee or the Secured Parties may (but shall not be required to) procure such insurance, or pay the premiums on the policies procured by the GRANTOR, and any sums so paid shall bear interest at the maximum rate then permitted by law, but not to exceed the rate set forth in the note secured hereby from the day of such payment, shall be repayable on demand and shall be secured by this Deed of Trust.  Insurance proceeds shall, at the election of Secured Parties, be applied to payment of the obligations secured hereby rather than to the cost of repair or restoration.  GRANTOR covenants that they will not permit any condition to exist on the Property which would wholly or partially invalidate any such insurance.  All of GRANTOR's rights, title and interest in and to all such policies are hereby assigned to Secured Parties, including unearned premiums thereon.  Holder shall be entitled to adjust and compromise any claim under such insurance and Secured Parties are hereby appointed GRANTOR's attorney in fact for such purpose.

5.

That it has done no act to encumber said Property except as herein otherwise stated; that it will execute and deliver to the Secured Parties such further assurances of the title to said Property as may be required by the Secured Parties, including financing statements and such other instruments as shall be appropriate to protect or perfect the Secured Parties’ rights hereunder; and that it will warrant title generally to the Property hereby conveyed, and that the Property is free from all liens and encumbrances; that it will pay all costs and expenses, including reasonable attorneys' fees incurred by Secured Parties in protecting, preserving or asserting Secured Parties’ rights hereunder.  In the event of a sale hereunder, all of these covenants shall inure to the benefit of the purchaser at such sale; provided, that in the case of the Flood Trust, the warranty of title herein shall be only that GRANTOR conveys such title to the Flood Trust herein that the GRANTOR acquired from the Flood Trust.

6.

That it will pay to the Trustee and to the Secured Parties any and all sums of money, including costs, expenses, reasonable attorneys' fees and a Trustee’s fee of not less than $50.00 nor more than five percent (5%) of the value of the Property described herein, which either of them may earn, incur or expend in any foreclosure hereunder, or in any proceedings to sustain the lien of this Deed of Trust, or its priority, or in defending any party hereto or any party hereby secured against the liens, demands or claims of title, or any or either of them, of any person or persons asserting priority over this Deed of Trust or asserting title adverse to the title under which said Trustee holds, or in the discharge of any such lien or claim, or in connection with any suit at law or in equity to foreclose this Deed of Trust or to recover any indebtedness hereby secured, together with the interest on such sums at the maximum rate then permitted by law, but not to exceed the rate set forth in the notes secured hereby until paid, and any such amount shall be repayable on demand and this Deed of Trust shall stand as security therefor.

7.

That it has received all necessary certificates, licenses, authorizations, registrations, permits and approvals necessary for the intended use of the Property; that it will cause all occupants of said Property or those in possession thereof to comply with all laws, ordinances, rules and regulations, including zoning ordinances, relating to the use and maintenance of said Property and with all lawful orders, directives and notices issued by any governmental authority pertaining thereto.  GRANTOR will make no material change in the use made of the Property or the business conducted thereon subsequent to the date of this instrument without Secured Parties’ written consent.

8.

That it will comply with all agreements executed in connection with the Indebtedness and comply with all laws, regulations and requirements imposed by any governmental body incident to or governing the Indebtedness including guarantees thereof by any governmental authority.

9.

That it will permit the Trustee, the Secured Parties and their agents to enter and inspect the said Property, upon reasonable notice.  If such inspection shows reasonable need for restoration, repair or maintenance, GRANTOR covenants that upon request of Secured Parties it shall promptly proceed to effect such restoration, repairs of maintenance.

10.

That each of the following shall constitute an Event of Default hereunder:

(a)

Failure to make payment when due, by acceleration or otherwise, of the principal or interest on any note or other obligations secured hereby;

(b)

Failure of any maker to furnish satisfactory additional collateral to the extent provided by any note, loan agreement, security agreement or other document executed in connection herewith;

(c)

Failure of any maker or any guarantor or any other party thereto to comply with any of the terms and conditions of any note or other evidence of any obligation secured hereby or of any agreement, security agreement, mortgage, Deed of Trust (including this instrument), loan agreement, guaranty, or device securing, evidencing, or relating to the note or other obligations secured hereby;

(d)

Insolvency or appointment of a receiver for any maker or guarantor or any Property of any maker or guarantor, or an assignment for the benefit of creditors or a commencement of any proceeding under any bankruptcy, reorganization, arrangement, or liquidation law by or against any maker or guarantor, or if such proceedings are commenced by a creditor and remain un-dismissed for thirty (30) days;

(e)

Failure of any maker or other pledging party to pay when due any premium on any policy of life or other insurance pledged to secure the note or other obligations secured hereby, or held in connection with any security hereof;

(f)

Institution of any forfeiture or garnishment proceedings by attachment, levy or otherwise against the Property identified herein or any Property of any maker or guarantor;

(g)

Failure of any maker or any guarantor to furnish the Secured Parties within thirty (30) days after written request by the Secured Parties, current financial statements in form satisfactory to the Secured Parties;

(h)

Any representation, warranty, statement, report, or application made, or furnished, by or on behalf of the maker, any guarantor, or other party with an interest in any collateral securing the note or other obligations secured hereby (including GRANTOR), proving to have been false or erroneous, in any material respect;

(i)

If any maker or any guarantor or any other party pledging or granting a lien or security interest to secure payment of the notes or other obligations secured hereby (including GRANTOR) is a partnership, if any partnership interest therein shall be transferred by sale, assignment, operation of law or other disposition, whether voluntary or not, except by bequest or inheritance, without the consent in writing of the Secured Parties;

(j)

If any maker or any guarantor or any other party pleading or granting a lien or security interest to secure payment of the note or other obligations secured hereby (including GRANTOR) is a corporation, if any part or all of the corporate shares thereof shall be transferred by sale, assignment, operation of law or other disposition, whether voluntary or not, except by bequest or inheritance, so as to result in a change in the present effective voting control thereof by the person or persons owning a majority of said corporate shares on the date hereof without the consent in writing of the Secured Parties.

11.

Upon the occurrence of an Event of Default, the Trustees and each Secured Party shall have the right separately or jointly with any other Secured Parties forthwith to enter into and upon the Property and premises hereinbefore described and take possession thereof, without process of law and may (but shall not be required to), before or after taking possession of the Property, without liability, collect, receive and apply the rents, issues and profits thereof, after the payment of all necessary charges and expenses, upon the indebtedness hereby secured; that said rents, issues and profits of all and every part of the said Property and premises hereby granted and conveyed, accruing after any such default, are hereby specifically pledged and assigned to said Trustee as additional security for the evidences of debt hereby secured, and to the payment of all obligations which may accrue against the GRANTOR under the terms of this Deed of Trust; that this assignment of rents, issues and profits is the first and only such assignment and no other or further assignment shall be made in favor of any third party.  All persons shall be fully protected in making payments under this assignment.  The Trustee shall be entitled to its expenses and reasonable compensation for its services in connection herewith.

12.

That it will, if required by the Secured Parties, obtain title insurance underwritten by an entity acceptable to the Secured Parties and in such form and amount as said Secured Parties shall require with only such exceptions as shall be acceptable to Secured Parties.  If future advances are secured hereby, Secured Parties may require GRANTOR to furnish endorsements to any such title insurance policy providing coverage for such advances.

13.

That it will keep and maintain the Property hereby conveyed and the improvements thereon in good condition, reasonable wear and tear excepted, and will not commit nor permit the commission of waste of said Property, nor allow the destruction, demolition, alteration or abandonment of any building, improvement or fixture located on said Property and should this covenant be violated, in addition to the other rights afforded to the Trustee or Secured Parties, such Trustee or Secured Parties may, at their option, make such repairs as they or either of them deem necessary to prevent damage or loss of value to the Property herein described, or if waste is being committed, to take such action as may be necessary to stop or mitigate it and the amount expended therefor plus interest hereon at the maximum rate then permitted by law, but not to exceed the rate set forth in the Indebtedness secured hereby, from the date of such expenditure, shall be repayable upon demand and shall be secured by this Deed of Trust.

14.   GRANTOR further represents and warrants:

(a).

The GRANTOR and the Property are in compliance with all environmental laws.

(b)

The GRANTOR shall not place or permit to be placed on the Property any hazardous materials. If, at any time, it is determined by the Secured Parties that hazardous materials are or may be located on the Property which, under any applicable environmental laws, requires special handling in collection, storage, treatment or disposal, the GRANTOR shall, within 30 days after receiving written notice thereof, take or cause to be taken, at its sole expense, such actions as may be necessary to comply with all applicable environmental laws.

(c)

GRANTOR shall indemnify the Secured Parties and shall hold the Secured Parties harmless from and against all loss, damage and expense, including without limitation, attorneys' fees and costs incurred in the investigation, defense and settlement of claims, that the Secured Parties may incur as the result of or in connection with the assertion against the Secured Parties or any claim directly or indirectly, in whole or in part, as to the presence or removal of any hazardous materials or relating to any activities on or affecting the Property.

15.

That it will promptly give Secured Parties notice of the threat or commencement of condemnation or eminent domain proceedings and Secured Parties shall have a lien upon any condemnation or eminent domain award or similar sums payable by reason of a taking of all or any portion of the Property described herein and such may at Secured Parties’ election be received and applied to payment of the obligations secured hereby.

16.

Upon the occurrence of an Event of Default the entire Indebtedness, with interest, secured by this Deed of Trust shall, at the option of the Secured Parties, immediately become due and payable for all purposes; provided, however, that GRANTOR shall have ten days from any notice thereof to cure said defaults, said notice of right to cure default shall be sufficient if mailed to the Property secured hereby by regular U.S. Mail.  Upon such default and upon request of the Secured Parties of said note or other Indebtedness, the Trustee shall proceed to foreclose upon and sell all of the Property herein described and conveyed and all estate, right, title and interest, claim and demand of GRANTOR therein, at one or more sales as an entity or in parcels in such order as Trustee may determine, at public auction, at the front door of the Courthouse of the county in which the Property is located, upon the express terms of cash in hand on the day of sale.  After first having published notice of same, place and terms of such sale once a week for three successive weeks in one newspaper published in the publication area, and the GRANTOR does hereby waive any other statutory requirements as to notice of such sale including, but not limited to the publication thereof in newspapers of opposite politics, posting of any notice thereof whatsoever, wheresoever, and the service of any notice thereof on the GRANTOR, its respective agent, personal representatives, heirs, estates, successors or assigns, regardless of whether any of the GRANTOR, its respective agent, personal representatives, heirs, estate, successors or assigns be within or residents of the County.  Holder or Secured Parties’ designee may purchase at any sale.

17.

The Secured Parties are hereby authorized and empowered to appoint by an instrument, recorded wherever this Deed of Trust is recorded, another Trustee (or two other Trustees) in the place and stead of any Trustee herein named, which Trustee(s) shall have all the rights, powers and authority and be charged with all the duties that are conferred or charged upon the Trustee herein named.

18.

If the Property shall be advertised for sale as herein provided and not sold, the Trustee proceeding hereunder shall be entitled reasonable fees and expenses; however, if any sale be held hereunder, the Trustee making the sale shall receive the proceeds thereof and apply the same as follows:  First, to the payment of necessary costs and expenses attending the foreclosure of this Deed of Trust including court costs and a reasonable attorney's fee in case of litigation.  Second, to the payment of taxes, assessments, levies, or other charges theretofore paid by the Secured Parties or the Trustee hereunder, plus interest thereon from the date of such payments.  Third, to the payment of the Indebtedness hereby secured and interest thereon to the date of payment, in accordance with the provisions of the Intercreditor Agreement and the Shareholders’ Agreement, and shall distribute the balance, if any, to the persons lawfully entitled hereto.

19.

Upon the occurrence of an Event of Default, in addition to the rights, remedies and powers herein provided or otherwise existing, the Secured Parties and the Trustee shall have as to all fixtures and other personal Property covered by this Deed of Trust, all rights, remedies and powers of a secured party under the Uniform Commercial Code as enacted in West Virginia.

20.

That any sale hereunder shall be made in accordance with the laws of the State of West Virginia relating to sales under deeds of trust, with the exceptions herein stated and with the further exceptions that the GRANTOR covenants and agrees to and it does hereby waive posting of such notice of sale at the Courthouse.  Such sale may be adjourned from time to time by announcement at the time and place appointed for such sale or for such adjourned sale or sales; and, except as otherwise provided by and applicable provision of law, Trustee without further notice or publication may make such sale at the time and place to which the same shall be so adjourned.

That the Trustee herein may act by agent or attorney in the execution of this trust.  Trustee shall deliver to the purchaser at any sale made hereunder a trustee's deed conveying the Property so sold without any covenant or warranty, express o implied.  The recitals in the trustee's deed shall be prima facie evidence of the statements therein.

If two or more Trustees are named herein, either or any one or any successor Trustee may act hereunder as Trustee with full and complete power to execute the provisions hereof.  The word "note" or "evidence of debt" shall include any and all notes or evidences of debt, if more than one, secured by this Deed of Trust.  Failure to exercise any option herein, or waiver of the right to exercise any option as to any one default, shall not constitute a waiver of the right to exercise any option as to another or subsequent default.  The use of the singular form of any word herein shall include plural and the use of the plural form of any word herein shall be taken as if singular, if context permits, to the end that this Deed of Trust shall be upheld in full force and effect as to all parties named herein or in any wise affected thereby.  No acceptance of payment from or on behalf of GRANTOR, its successors or assigns, shall constitute a waiver of or an estoppel against the exercise of any right hereunder.

In the event the Property shall in whole or in part be subject to any lien or encumbrance which shall be prior or superior to the rights conveyed hereby, or shall be subordinate thereto, GRANTOR hereby agrees to pay all amounts secured thereby as the same shall become due and, upon failure to do so, the Trustee or the Secured Parties may (but shall not be required to) satisfy or discharge in whole or in part any such lien or encumbrance and any sums so paid shall bear interest at the maximum rate then permitted by law, but not to exceed the rate set forth in the Indebtedness secured hereby, and shall be payable on demand and shall be secured by this Deed of Trust.

GRANTOR does hereby transfer, assign and set over to the holders of the Indebtedness secured hereby the surplus proceeds, if any, which may result from any foreclosure or judicial sale pursuant to any prior or superior lien or encumbrance to the extent necessary to pay in full all indebtedness secured hereby.

25.

Upon the payment and satisfaction of the Indebtedness secured hereby, either of the Secured Parties can execute a release.

WITNESS the following signature and seal, the day, month and year first above written.

WASTECH OF WEST VIRGINIA, INC., a West Virginia corporation

___________________________________

By:

Richard D. Tuorto, Sr.

Its:

Chief Executive Officer

STATE OF SOUTH CAROLINA

COUNTY OF CHARLESTON

The foregoing instrument was acknowledged before me this      day of February 2007.

My commission expires the

    day of                ,      .

______________________

Notary Public

This instrument was prepared by:

Raymond G. Dodson

1200 Huntington Square

Charleston, WV 25301

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